Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
16.
Income Taxes

The components of earnings (loss) before income taxes consisted of the following (in millions):

	For the Years Ended December 31,
	2025	2024	2023

United States operations	$(127.5)	$251.8	$57.0
Foreign operations	958.3	784.8	1,010.3
Total	$830.8	$1,036.6	$1,067.3

The provision (benefit) for income taxes consisted of the following (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Current:
Federal	$62.9	$4.4	$0.5
State	21.5	20.9	19.5
Foreign	128.5	153.8	118.5
	212.9	179.1	138.5
Deferred:
Federal	(120.9)	(59.7)	(125.2)
State	(30.8)	(12.3)	(16.7)
Foreign	64.5	24.3	45.6
	(87.2)	(47.7)	(96.3)
Provision for income taxes	$125.7	$131.4	$42.2

The components of income taxes paid, net of refunds received, consisted of the following (in millions):

	For the Years Ended December 31,
	2025	2024	2023

US federal	$196.9
US state and local	24.1
US income tax paid	$221.0
Foreign
China	$25.5
Other - foreign	130.4
Foreign income tax paid	$155.9
Net income taxes paid	$376.9
Net income tax paid (prior to ASU 2023-09)	$-	$328.5	$215.2

A reconciliation of the U.S. statutory income tax rate to our effective tax rate, and related dollar amounts, for the year ended December 31, 2025 is as follows ($ in millions):

	For the Year Ended December 31, 2025
	Amount	Percent
U.S. federal statutory income tax rate	$174.5	21.0%
Domestic state and local income taxes, net of federal effect	(7.3)	(0.9)
Foreign tax effects
Switzerland
Statutory income tax rate differential	(85.0)	(10.2)
Intercompany distributions	28.9	3.5
State and local income taxes	15.0	1.8
Other	2.2	0.3
China
Intercompany distributions	22.6	2.7
Other	0.2	-
Other foreign jurisdictions	4.4	0.5
Cross-border tax laws
Global intangible low-taxed income	47.0	5.6
Foreign derived deduction eligible income	(9.5)	(1.1)
Cross-border tax laws - other	14.8	1.8
Tax credits
Research credits	(16.5)	(2.0)
Foreign tax credits	(19.0)	(2.3)
Valuation allowance changes	95.7	11.5
Nontaxable and nondeductible items
Contingent consideration	(17.1)	(2.1)
Nontaxable and nondeductible items - other	3.5	0.4
Worldwide changes in unrecognized tax benefits	1.5	0.2
Other
Investments in partnership	(48.4)	(5.8)
Capital loss	(105.5)	(12.7)
Net operating loss	9.9	1.2
Domestic federal - other	13.8	1.7
Total	$125.7	15.1%

For the year ended December 31, 2025, state and local income taxes in California, Illinois, Indiana, New York, and Minnesota comprise the majority of the domestic state and local income taxes, net of federal effect category.

A reconciliation of the U.S. statutory income tax rate to our effective tax rate for the years ended December 31, 2024 and 2023 is as follows:

	For the Years Ended December 31,
	2024	2023
U.S. statutory income tax rate	21.0%	21.0%
State taxes, net of federal deduction	0.7	0.2
Tax impact of foreign operations, including U.S. taxes on international income and foreign tax credits	(6.6)	(0.3)
Change in valuation allowance	(0.3)	(0.2)
Non-deductible expenses	0.3	0.7
Tax impact of certain significant transactions	0.1	-
Tax benefit relating to foreign derived intangible income and U.S. manufacturer’s deduction	(0.2)	(0.8)
R&D tax credit	(1.1)	(0.6)
Share-based compensation	1.0	0.1
Net uncertain tax positions, including interest and penalties	(3.2)	(16.0)
Other	1.0	(0.1)
Effective income tax rate	12.7%	4.0%

Our operations in Puerto Rico benefit from a tax incentive grant which expires in fiscal year 2026.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Valuation allowances are recorded to reduce deferred income tax assets when it is more likely than not that an income tax benefit will not be realized. We reclassified certain prior period amounts to conform to the current period presentation.

The components of deferred taxes consisted of the following (in millions):

	As of December 31,
	2025	2024
Deferred tax assets:
Inventory	$266.7	$202.6
Net operating loss carryover	459.3	452.4
Tax credit carryover	121.2	100.5
Capital loss carryover	123.7	7.4
Product liability and litigation	23.7	25.9
Accrued liabilities	94.2	54.8
Share-based compensation	41.2	42.2
Accounts receivable	28.8	31.2
Foreign currency items	28.7	-
Research and development	93.0	129.9
Investment in partnerships	52.6	-
Lease liability	55.3	58.1
Other	1.6	9.4
Total deferred tax assets	1,390.0	1,114.4
Less: Valuation allowances	(573.0)	(449.4)
Total deferred tax assets after valuation allowances	$817.0	$665.0
Deferred tax liabilities:
Fixed assets	$153.0	$118.2
Intangible assets	534.6	437.0
Foreign currency items	-	40.8
Lease asset	49.1	51.4
Defined benefit plans	49.1	33.5
Other	13.4	16.5
Total deferred tax liabilities	799.2	697.4
Total net deferred income taxes	$17.8	$(32.4)

At December 31, 2025, net operating loss, tax credit carryovers, and capital loss carryovers are available to reduce future federal, state and foreign taxable earnings (in millions):

Expiration Period:	Net operating loss carryover	Tax credit carryover	Capital loss carryover
1-5 years	$24.2	$29.0	$115.3
6-10 years	231.9	78.8	-
11+ years	39.5	12.2	0.6
Indefinite	163.7	1.2	7.8
	459.3	121.2	123.7
Valuation allowances	$391.0	$47.8	$123.7

The assessment of the realizability of deferred tax assets related to capital loss carryforwards requires significant judgment. Realization of these deferred tax assets is dependent on our ability to generate capital gains of the appropriate character prior to expiration of the carryforwards. As a result, we have recorded a full valuation allowance against these deferred tax assets as of the reporting date. This conclusion could change if future events provide sufficient positive evidence, including but not limited to strategic asset sales, changes in investment strategy, or other taxable transactions that generate capital gains of the appropriate character. We monitor these factors on an ongoing basis. A change in judgment regarding the realizability of these capital loss carryforwards could result in a reduction of the valuation allowance and a corresponding decrease in income tax expense in the period such determination is made.

The remaining valuation allowances booked against deferred tax assets of $10.5 million relate primarily to accrued liabilities and intangible assets that management believes, more likely than not, will not be realized.

We generally intend to limit distributions such that they would not result in significant U.S. tax costs. These distributions could come from foreign subsidiaries earnings that were previously taxed in the U.S. as a result of the transition tax or tax on Global Intangible Low-Taxed Income (“GILTI”). These previously taxed earnings would not be subject to further U.S. federal tax. However, in 2025 we implemented a policy to repatriate cash reserves from China to the U.S. and recorded appropriate current and deferred tax impacts. We have not provided deferred taxes on any other outside basis differences in our investments in other foreign subsidiaries as these other outside basis differences are indefinitely reinvested in the operations of our foreign entities. If we decide later to repatriate these earnings to the U.S., we would be required to provide for the net tax effects on these amounts. We estimate that the total tax effect of a potential repatriation would not be significant under enacted tax laws and regulations and at current foreign currency exchange rates.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Balance at January 1	$241.4	$391.9	$521.0
Increases related to business combinations	0.6	-	-
Increases related to prior periods	1.4	80.9	68.7
Decreases related to prior periods	(0.3)	(136.8)	(206.2)
Increases related to current period	4.8	4.3	8.7
Decreases related to settlements with taxing authorities	-	(98.4)	-
Decreases related to lapse of statute of limitations	(0.5)	(0.5)	(0.3)
Balance at December 31	$247.4	$241.4	$391.9
Amounts impacting effective tax rate, if recognized balance at December 31	$213.2	$204.1	$251.6

We recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense. During 2025, we released interest and penalties of $2.2 million, and as of December 31, 2025, had a recognized asset for interest and penalties receivable of $3.6 million, which does not include any increase related to business combinations.

During 2024, we released interest and penalties of $86.9 million, and as of December 31, 2024, had a recognized liability for interest and penalties of $2.3 million, which does not include any increase related to business combinations. During 2023, we released interest and penalties of $45.3 million, and as of December 31, 2023, had a recognized liability for interest and penalties of $89.1 million, which does not include any increase related to business combinations.

We operate on a global basis and are subject to numerous and complex tax laws and regulations. Additionally, tax laws have and continue to undergo rapid changes in both application and interpretation by various countries, including initiatives led by the Organisation for Economic Cooperation and Development. Our income tax filings are subject to examinations by taxing authorities throughout the world. Income tax audits may require an extended period of time to reach resolution and may result in significant income tax adjustments when interpretation of tax laws or allocation of company profits is disputed.

We are under continuous audit by the Internal Revenue Service (“IRS”) and other foreign taxing authorities in the jurisdictions where we operate. In addition, some jurisdictions in which we operate require payment of disputed taxes to petition a court or taxing authority, or we may elect to make such payments prior to final resolution. We record any prepayments as income tax receivables when we believe our position is more likely than not to be upheld. We assess our position on these disputes at each reporting period. During the course of these audits, we receive proposed adjustments from taxing authorities that may be material. Therefore, there is a possibility that an adverse outcome in these audits could have a material effect on our results of operations and financial condition. Our U.S. federal income tax returns have been audited through 2019.

The IRS has proposed adjustments for tax years 2013-2015, primarily related to transfer pricing involving our cost sharing agreement between the U.S. and Switzerland affiliated companies and the reallocation of profits between certain U.S. and foreign subsidiaries. We intend to continue to vigorously contest the adjustments, and we will pursue all available administrative and, if necessary, judicial remedies. If we pursue judicial remedies in the U.S. Tax Court for years 2013-2015, a number of years will likely elapse before such matters are finally resolved. No payment of any amount related to this matter is required to be made, if at all, until all applicable proceedings have been completed.

The IRS has proposed adjustments for tax years 2016-2019, primarily related to the U.S. taxation of foreign earnings and profits, which could result in additional material tax expense if we are unsuccessful in defending our position. This includes a proposed increase to our U.S. federal taxable income, which would result in tax expense of approximately $312 million, subject to interest. We strongly believe that the position of the IRS, with regard to this matter, is inconsistent with the applicable U.S. Treasury Regulations. We intend to continue to vigorously contest the adjustment, and we will pursue all available administrative and, if necessary, judicial remedies. If we pursue judicial remedies in the U.S. Tax Court for years 2016-2019, a number of years will likely elapse before such matters are finally resolved. No payment of any amount related to this matter is required to be made, if at all, until all applicable proceedings have been completed.

State income tax returns are generally subject to examination for a period of 3 to 5 years after filing of the respective return. The state impact of any federal changes generally remains subject to examination by various states for a period of up to one year after formal notification to the states. We have various state income tax return positions in the process of audit or appeals.

In other major foreign jurisdictions, open years are generally 2016 or later.

On July 4, 2025, the reconciliation bill, commonly referred to as the One Big Beautiful Bill Act (OBBBA), was signed into law in the U.S., which includes a broad range of tax reform provisions. Beginning in 2025, the OBBBA provides an elective deduction for domestic research and development expenses, a reinstatement of elective 100% first-year bonus depreciation and repeal of non-U.S. corporations' fiscal year end. The legislation did not have a material impact on our consolidated financial statements as of December 31, 2025.

Members of the OECD, over 140 countries, have agreed in principle to a global minimum tax of 15% of reported profits (Pillar 2). The OECD has published model rules on Pillar 2 and many countries have now incorporated Pillar 2 model rule concepts into their domestic laws. The model rules provide a framework for applying the minimum tax, however, countries may enact Pillar 2 slightly differently than the model rules and on different timelines. In January 2025, the U.S. issued an executive order announcing opposition to aspects of these rules and in June 2025, the G7 countries agreed that U.S. Multi-National Entities (MNEs) should be excluded from certain aspects of the Pillar 2 global minimum tax rules. On January 5, 2026, the OECD/G20 announced the Side-by-Side (SbS) package, implemented as administrative guidance and modifying the operation of Pillar 2 rules. The package introduces simplifications and new safe harbors for U.S. and other multinational companies where domestic and international tax systems meet robust requirements to coexist with Pillar 2. The SbS package fully exempts U.S.-parented groups from the application of two of the three Pillar 2 top up taxes. We will continue to monitor U.S. and international legislative developments, including further announcements on the Side-by-Side package, to assess any potential impacts on our operations.